Exhibit 32.2

CERTIFICATION of Chief FINANCIAL Officer PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xtant Medical Holdings, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Jensen, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2021	/s/ Greg Jensen
Greg Jensen
Vice President, Finance and Chief Financial Officer
(Principal Financial Officer)